Putnam
Japan
Fund

ANNUAL REPORT
August 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]

From the Chairman

Dear Shareholder:

As Putnam Japan Fund reached the end of its first fiscal year, Japan's economy continued to recover slowly but surely from a long and deep recession. Japanese export volumes have improved somewhat in recent months largely because the declining value of the yen (compared to the U.S. dollar) has made the prices of imported Japanese products more attractive to American consumers.

Japan's economic recovery has hardly been robust, however, and the country's financial state is far from ideal. Ongoing deflation (negative inflation) has unsettled the financial industry as Japanese banks have been forced to write off bad loans linked to declining property values. Additionally, deflation has contributed to rising unemployment, which, in turn, has reduced the level of consumer demand for goods and services. In response, the Japanese government has spent vast amounts of public funds to boost demand, but with limited success; the more noticeable result has been a widening of the budget deficit.

Amid this unstable environment, fund managers David Thomas and Robert Swift have positioned the fund to take advantage of securities that have the best potential for long-term capital gains. As the growth rate of the Japanese economy continues to moderate, structural reform at the corporate level is inevitable. With this in mind, Robert and David seek to derive the inherent benefits of this reform for your fund.

Your fund's managers do not emphasize certain sectors of the Japanese economy, but rather look for specific stocks that are trading below what they believe to be their true values. Often a number of stocks within one industry offer attractive value; indeed, in the second half of the fiscal year, Japanese automotive companies and semiconductor producers benefited considerably from swelling demand in the United States. While Robert and David took advantage of these trends to a limited degree during the period, they were careful to avoid the risks of overexposure to any one sector.

Despite its recent decline, the Japanese yen remains overvalued relative to the U.S. dollar. Therefore, any improvement in Japan's economy hinges on the yen's continued decline. For this reason, the fund's managers maintained currency hedges on roughly 20% of the fund's holdings to provide a degree of protection for the portfolio's value.

[GRAPHIC OMITTED: Top 10 Holdings, 8/31/96]

Chubu Electric Power, Inc.
Utility

Hitachi, Ltd.
Electronics and electrical equipment

Cosmo Oil Co., Ltd.
Oil and gas

Keiyo Bank
Insurance and finance

Nissan Fire & Marine Insurance Co.
Insurance and finance

Mitsubishi Electric Corp.
Electronics and electrical equipment

Chuo Trust & Banking Co., Ltd.
Insurance and finance

Kumagai Gumi Co., Ltd.
Building and construction

East Japan Railway Co.
Transportation

Mitsui Marine & Fire Insurance Co., Ltd.
Insurance and finance

Footnote reads:
These holdings represent 34.3% of the fund's net assets. Portfolio holdings will vary over time.

In the coming months, deregulation will continue to be a dominant theme across Japan's financial landscape. While no official plan for the deregulation of Japan's economy has yet been announced, it is clear that the final plan will influence a wide range of industrial sectors in order to spur a broad-based economic recovery and open Japanese markets more to global competition. Because international competition has been scarce in many Japanese industries, prices have been artificially high; increased global competition most likely would drive prices down in the short term.

Your fund's managers will continue to search for investments that offer the potential for growth. They see possibilities among smaller, less established companies that are not as accustomed to traditional Japanese ways of doing business and are more adaptable to global competition. At the same time, the managers anticipate gradually improving opportunities in Japan's growing service sector.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

October 16, 1996

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/96, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one country and involves more risk than a fund that invests more broadly.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Japan Fund is designed for investors seeking capital appreciation primarily through common stocks of Japanese companies.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIOD ENDED 8/31/96

                                      Consumer      MSCI
                                         Price     Japan
                     NAV         POP     Index     Index
-----------------------------------------------------------------------
Life of fund
since 12/28/95     -6.24%     -11.64%     2.48%     -7.72%
-----------------------------------------------------------------------

TOTAL RETURN FOR PERIOD ENDED 9/30/96
(most recent calendar quarter)

                     NAV         POP
-----------------------------------------------------------------------
Life of fund
since 12/28/95     -2.47%     -8.09%
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower. The short-term results of a relatively new fund, such as this fund, are not necessarily indicative of its long-term prospects. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 12/29/95


Starting value                          Ending value
$ 9,425     Fund's class A shares at POP      $8,836
$10,000             Consumer Price Index     $10,248
$10,000                 MSCI Japan Index      $9,228

(plot points for 10-year total return mountain chart)

Date/year     Fund at POP    Consumer Price Index       MSCI Japan Index
----------    -----------    --------------------       ----------------
12/29/95            9,425                  10,000                 10,000
1/31/96             9,552                  10,059                  9,869
2/29/96             9,451                  10,091                  9,693
3/31/96             9,731                  10,143                 10,035
4/30/96            10,314                  10,182                 10,606
5/31/96             9,821                  10,202                 10,060
6/30/96             9,753                  10,208                 10,113
7/31/96             9,350                  10,228                  9,660
8/31/96             8,935                  10,248                  9,228

Footnote reads:
Past performance is no assurance of future results.




PRICE AND DISTRIBUTION INFORMATION
12/28/95 through 8/31/96
-----------------------------------------------------------------------
Distributions (number)*     0
-----------------------------------------------------------------------
Share value:           NAV     POP
-----------------------------------------------------------------------
12/28/95             $8.50   $9.02
(inception)
-----------------------------------------------------------------------
8/31/96               7.97    8.46
-----------------------------------------------------------------------

* The fund made no distributions during the reporting period. It will make its initial distribution before the end of calender 1996.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged list of Japanese equity securities, with all values expressed in U.S. dollars. The indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Japan Fund (the "fund") at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period December 28, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

October 11, 1996




Portfolio of investments owned
August 31, 1996

COMMON STOCKS  (95.9%) *
NUMBER OF SHARES                                                                          VALUE

Automotive  (4.4%)
-----------------------------------------------------------------------------------------------
           10,000  Fuji Heavy Industries, Inc. +                                         45,367
           17,000  Kayaba Industry Co., Ltd.                                             87,740
                                                                                   ------------
                                                                                        133,107

Building and Construction  (7.4%)
-----------------------------------------------------------------------------------------------
           28,000  Kumagai Gumi Co., Ltd.                                                99,256
           15,000  Taisei Corp.                                                          94,912
            1,000  Tostem Corp.                                                          28,469
                                                                                   ------------
                                                                                        222,637

Chemicals  (3.0%)
-----------------------------------------------------------------------------------------------
            4,000  Mitsui Petrochemical Industries                                       26,890
           14,000  Toa Gosei Co., Ltd.                                                   63,772
                                                                                   ------------
                                                                                         90,662

Computer Services and Software  (0.9%)
-----------------------------------------------------------------------------------------------
            3,000  Fujitsu Ltd.                                                          26,972

Consumer Non Durables  (7.6%)
-----------------------------------------------------------------------------------------------
               12  Japan Tobacco, Inc.                                                   88,052
            6,000  KAO Corp.                                                             71,081
            7,000  Kuraray Co., Ltd.                                                     71,356
                                                                                   ------------
                                                                                        230,489

Electronics and Electrical Equipment  (9.5%)
-----------------------------------------------------------------------------------------------
           12,000  Hitachi, Ltd.                                                        109,983
           16,000  Mitsubishi Electric Corp.                                            102,415
            7,000  NEC Corp.                                                             74,571
                                                                                   ------------
                                                                                        286,969

Food and Beverages  (3.9%)
-----------------------------------------------------------------------------------------------
            9,000  Kirin Brewery Co., Ltd.                                               92,570
            2,000  Yakult Honsha                                                         26,081
                                                                                   ------------
                                                                                        118,651

Insurance and Finance  (25.1%)
-----------------------------------------------------------------------------------------------
           12,000  Akita Bank Ltd.                                                       78,795
           10,000  Chuo Trust & Banking Co., Ltd.                                       101,938
            3,000  Fuji Fire & Marine Insurance                                          15,704
            5,000  Hitachi Credit Corp.                                                  86,785
           21,000  Keiyo Bank                                                           105,106
           14,000  Mitsui Marine & Fire Insurance Co., Ltd. (The)                        97,070
            4,000  Nippon Shinpan Co.                                                    25,494
           16,000  Nissan Fire & Marine Insurance Co.                                   103,297
            2,000  Orix Corp.                                                            74,571
            6,000  Tokio Marine & Fire Insurance Co., Ltd. (The)                         68,326
                                                                                   ------------
                                                                                        757,086

Metals and Mining  (6.8%)
-----------------------------------------------------------------------------------------------
            4,000  Hitachi Metals Ltd.                                                   36,734
           32,000  Kobe Steel Ltd. +                                                     83,754
            6,000  Nippon Yakin Kogyo Co.                                                24,024
           22,000  Sumitomo Metal Industries Ltd.                                        62,026
                                                                                   ------------
                                                                                        206,538

Oil and Gas  (6.2%)
-----------------------------------------------------------------------------------------------
           19,000  Cosmo Oil Co., Ltd.                                                  109,927
            8,000  Showa Shell Sekiyu                                                    77,142
                                                                                   ------------
                                                                                        187,069

Paper and Forest products  (2.6%)
-----------------------------------------------------------------------------------------------
           13,000  Nippon Paper Industries Co., Ltd.                                     77,601

Pharmaceuticals  (1.8%)
-----------------------------------------------------------------------------------------------
            4,000  Kaken Pharmaceutical Co.                                              30,379
            3,000  Shionogi & Co., Ltd.                                                  23,391
                                                                                   ------------
                                                                                         53,770

Retail  (0.6%)
-----------------------------------------------------------------------------------------------
            1,000  Aoki International Co., Ltd.                                          19,286

Transportation  (4.9%)
-----------------------------------------------------------------------------------------------
               21  East Japan Railway Co.                                                97,970
            6,000  Kamigumi Co., Ltd.                                                    48,710
                                                                                   ------------
                                                                                        146,680

Utilities  (11.2%)
-----------------------------------------------------------------------------------------------
            5,000  Chubu Electric Power, Inc.                                           110,203
            3,000  Hokuriku Electric Power Co.                                           64,744
            4,000  Kyushu Electric Power Inc.                                            85,591
               11  Nippon Telegraph and Telephone Corp.                                  77,885
                                                                                   ------------
                                                                                        338,423
                                                                                   ------------
                   Total Common Stocks  (cost $3,193,521)                           $ 2,895,940

SHORT-TERM INVESTMENTS  (5.1%)*(Cost $155,046)
PRINCIPAL AMOUNT                                                                          VALUE
-----------------------------------------------------------------------------------------------
         $155,000  Interest in $883,204,000 joint repurchase agreement dated
                   August 30, 1996, with Goldman Sachs & Co., due September 3,
                   1996, with respect to various U.S. Treasury obligations-
                   maturity value of $155,091 for an effective yield of 5.26%          $155,046
-----------------------------------------------------------------------------------------------
                   Total Investments (cost $3,348,567) ***                          $ 3,050,986
-----------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $3,019,743.

*** The aggregate identified cost on a tax basis is $3,348,746, resulting in gross unrealized appreciation and depreciation of $19,448 and $317,208, respectively, or net unrealized depreciation of $297,760.

+   Non-income-producing security.


Forward Currency Contracts to Sell Outstanding at August 31, 1996

                   Market      Aggregate      Delivery      Unrealized
                    Value      Face Value       Date       Depreciation
---------------------------------------------------------------------------
Japanese Yen     $600,088       $593,655       1/6/97        $(6,433)
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1996

Assets
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $3,348,567)  (Note 1)                      $3,050,986
-----------------------------------------------------------------------------------------------------------
Cash                                                                                                    284
-----------------------------------------------------------------------------------------------------------
Dividends receivable                                                                                    953
-----------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                   95
-----------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                            3,494
-----------------------------------------------------------------------------------------------------------
Total assets                                                                                      3,055,812

Liabilities
-----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                          4,706
-----------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                            62
-----------------------------------------------------------------------------------------------------------
Payable for organizational expenses  (Note 1)                                                         3,662
-----------------------------------------------------------------------------------------------------------
Payable for auditing fees                                                                            16,306
-----------------------------------------------------------------------------------------------------------
Payable for legal fees                                                                                2,800
-----------------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                           6,433
-----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                2,100
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                                    36,069
-----------------------------------------------------------------------------------------------------------
Net assets                                                                                       $3,019,743

Represented by
-----------------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                                         $3,218,146
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                         34,205
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions (Note 1)              71,409
-----------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in foreign currencies        (304,017)
-----------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                        $3,019,743

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share  ($3,019,743 divided by 378,808 shares)                $7.97
-----------------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $7.97)*                                                        $8.46
-----------------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Period ended August 31, 1996

Investment Income:
-----------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,417)                                                                        $13,695
-----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          6,416
-----------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                          20,111

Expenses:
-----------------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                                $17,294
-----------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                                    4,091
-----------------------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                                   389
-----------------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                                     17
-----------------------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                                      168
-----------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                                           3,909
-----------------------------------------------------------------------------------------------------------------------
Auditing                                                                                                         16,306
-----------------------------------------------------------------------------------------------------------------------
Legal                                                                                                             5,667
-----------------------------------------------------------------------------------------------------------------------
Postage                                                                                                             368
-----------------------------------------------------------------------------------------------------------------------
Registration fees                                                                                                    99
-----------------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                                                  (16,883)
-----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                   31,425
-----------------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                                       (1,888)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                     29,537
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                              (9,426)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                                 71,408
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on forward currency contracts and foreign currency translation (Note 1)                        43,470
-----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward currency contracts and foreign currency translation during the period     (6,436)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                                                   (297,581)
-----------------------------------------------------------------------------------------------------------------------
Net loss on investments                                                                                        (189,139)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                          $(198,565)
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                          For the period
                                                                                       December 28, 1995
                                                                                        (commencement of
                                                                                          operations) to
                                                                                               August 31
                                                                                                    1996
--------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment loss                                                                              $(9,426)
--------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                               114,878
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in foreign currencies     (304,017)
--------------------------------------------------------------------------------------------------------
Net decrease in assets resulting from operations                                                (198,565)
--------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                218,308
--------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                      19,743
--------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                                                            3,000,000
--------------------------------------------------------------------------------------------------------
End of period (undistributed net investment income of $34,205)                                $3,019,743
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial Highlights
(For a share outstanding throughout the period)
                                                                   For the period
                                                                December 28, 1995
                                                                    (commencement
                                                                    of operations)
                                                                     to August 31
                                                          -----------------------
                                                                             1996
---------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.50
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment loss                                                          (.02)(c)
---------------------------------------------------------------------------------
Net realized and unrealized loss on investments                              (.51)
---------------------------------------------------------------------------------
Total from investment operations                                             (.53)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $7.97
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           (6.24)(d)
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $3,020
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .98(c)(d)
---------------------------------------------------------------------------------
Ratio of net investment loss to average net assets (%)                       (.29)(c)(d)
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      46.39(d)
---------------------------------------------------------------------------------
Average commission rate paid                                               $.0508
---------------------------------------------------------------------------------

(a)  Total investment return does not reflect the effect of sales charges.

(b)  Includes amounts paid through expense offset arrangements (Note 2).

(c)  Reflects an expense limitation during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.04 per share.

(d)  Not annualized.




Notes to financial statements
August 31, 1996

Note 1
Significant accounting policies

The fund is one of a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks and equity securities, including securities convertible into common stocks or other equity securities, of Japanese companies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments are stated at fair market value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of realized and unrealized gains and losses on foreign currency contracts and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period December 28, 1995 (commencement of operations) to August 31, 1996, the fund reclassified $43,631 to increase undistributed net investment income and $162 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $43, 469. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses are being amortized based on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1996, to the extent that expenses of a fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services of the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period December 28, 1995 (commencement of operations) to August 31, 1996, fund expenses were reduced by $1,888 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $100 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.
The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the plan.

During the period December 28, 1995 (commencement of operations) to August 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received no net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the period December 28, 1995 (commencement of operations) to August 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $4,549,604 and $1,427,491, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                           For the period
                         December 28, 1995
                         (commencement of
                         operations) to
                         August 31, 1996
----------------------------------------------------
                       Shares                 Amount
----------------------------------------------------
Shares sold           232,144             $1,985,263

Shares
repurchased          (206,277)            (1,766,955)
----------------------------------------------------
Net increase           25,867               $218,308
----------------------------------------------------

Note 5
Initial capitalization and offering of shares

The Trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to December 28, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,000,000, and $3,662 of initial organizational expenses, and the issuance of 352,941 shares to Putnam Investments, Inc.

At August 31, 1996, Putnam Investments, Inc., owned 352,941 shares of the fund (93.2% of shares outstanding), valued at $2,812,940.



Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $16,112 or $0.043 per share. Taxes paid to foreign countries were $2,417 or $0.006 per share.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Tim Ferguson
Vice President

Brett C. Browchuk
Vice President

Anthony W. Regan
Vice President

David K. Thomas
Vice President and Fund Manager

Robert Swift
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Japan Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

27669-2AWA   10/96